Investor Presentation – May 2021 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Deterioration in general business and economic conditions, including increases in unemployment rates or turbulence in U.S. or global financial markets, could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, and lead to a tightening of credit and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. 2

Byline Bancorp, Inc.

The Byline Difference

1 A LEADING COMMERCIAL BANKING FRANCHISE

- 46 full service branch locations
- Top 5 SBA lender in the United States
- #1 SBA Lender in Illinois and Wisconsin
- The only Publicly Traded Bank in Chicago from $5b - $20b in assets



2 SEASONED MANAGEMENT TEAM & BOARD OF DIRECTORS

- Management team has extensive in-market experience with a track record of building shareholder value
- Highly accomplished and experienced Board
- Demonstrated acquisition ability, having closed and integrated 3 whole bank acquisitions and 1 leasing transaction, since 2014
- Insider Ownership of 35%

Average Years in Banking	Management	Board of Directors
	25	37

3 DEPOSITS, DEPOSITS, DEPOSITS

Current Mix ($5.0bn)


Time > $250k 4%
Time < $250k 12%
Non Interest Bearing 40%
MMDA & Savings 33%
NOW 11%

Cost of Deposits (%)


0.75
0.36
0.22
0.15
0.12
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

- Core deposits represent 90.6%
- $109.2mm deposits per branch for 1Q21

4 DIVERSIFIED COMMERCIAL LENDING PLATFORM

($mm)


Q2 2020
Q3 2020
Q4 2020
Q1 2021
Total Originated Loans and Leases
Total Acquired Loans and Leases

71% Commercial


Leases 6%
Owner Occ. CRE 20%
C&I 32%
Non-Owner Occ. CRE 12%
C&D 5%
1-4 Family 7%
Multifamily 5%

- Growth driven primarily by Commercial Banking
- Experienced lenders coupled with local decision making

5 TRANSPARENT & EXECUTABLE GROWTH STRATEGY

1. **Capitalize and grow strong deposit franchise**
   - Quality deposit franchise and stable funding
   - Small businesses represent low cost source of deposits
2. **Drive Organic Loan Growth**
   - Relationship banking orientation
   - Successfully attracting experienced bankers
   - Capitalize on SMB market opportunity
3. **Supplement Growth through Acquisitions**
   - Small bank market remains fragmented
   - Focus on targets with assets between $250mm and $2b in the Chicago and Milwaukee MSAs

6 STRONG LIQUIDITY PROFILE AND CAPITAL

- Access to $2.5 billion of liquidity available from FHLB Chicago, Fed Funds lines, unencumbered securities and the Discount Window
- Loan / Deposit ratio of 89.23%

Byline Q1 2021 Capital Position


12.1%
13.2%
16.0%
CET1
Tier 1
Total RBC

Source: Company Management and S&P Global Market Intelligence.
Note: All data and figures as of March 31, 2021, unless otherwise stated.

3

A Leading Chicago Commercial Banking Franchise Financial Highlights ($mm) Size Loan & Deposit Profitability (4) 4 Source: Company Management and S&P Global Market Intelligence. All data and figures as of March 31, 2021, unless otherwise stated. Ratios annualized (recalculated as an annual rate) where applicable. (1) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Represents the sum of Commercial & Industrial Loans + PPP Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income. For the three months ended March 31, 2021 Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area $207 million recapitalization during 2013, the largest recap in Chicago in 25 years Accelerating Value Creation Company Overview $6,750 Total Assets $4,454 Total Loans $5,025 Total Deposits $612 Tangible Common Equity(1) Commercial Loans / Loans(2) NIB Deposits / Total Deposits 3.77% Net Interest Margin 50.41% Adj. Efficiency Ratio(1)(3) 21.75% Non-interest Income/ Total Revenue(1) 2.06% Pre-tax Pre-Provision Return on Average Assets (1) 1.37% Adj. Return on Average Assets (1) 7.9% CAGR 69.4%

The Byline Franchise 5 Size Customer and Market Focus $5.0 billion in total deposits 46 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.3 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, commercial deposits & treasury management $626.6 million loan portfolio $1.6 billion servicing portfolio for investors #5 SBA lender in the U.S. #1 SBA lender in Illinois and Wisconsin Dedicated underwriting, servicing, portfolio management and workout staff with specialized expertise in U.S. government guaranteed loans Source: Company Management. Note: All data and figures as of March 31, 2021, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Retail Banking Commercial Banking Small Business Capital

6 Size Customer and Market Focus $253.5 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $351.0 million loan portfolio Lower middle market focus Provides senior debt secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average senior funded leverage of 2.45x EBITDA 32 portfolio companies $588.8 million in assets under management 6 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Source: Company Management. Note: All data and figures as of March 31, 2021, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Small Ticket Equipment Leasing Sponsor Finance Wealth Management The Byline Franchise (continued)

Byline Bancorp, Inc.

Progress Report on Growth Strategies and Key Performance Indicators

	Commentary	Key Performance Indicators
Capitalize on Strong Deposit Franchise	▪ Quality of our deposit franchise and access to stable funding ▪ Small businesses with low cost deposits drive growth	▪ NIB deposits consistently represent more than 30% of total deposits; 40% in 1Q21 ▪ Commercial deposits accounted for ~50% of total deposits in 1Q21 ▪ Average cost of deposits decreased to 0.12% in 1Q21 compared to 0.15% in 4Q20
Drive Organic Loan Growth	▪ Top tier talent with local decision making ▪ Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks	▪ 11% growth in originated loan portfolio during 2020 (excluding PPP loans) ▪ Successfully attracting experienced bankers to grow market share
Deliver Improved Profitability	▪ Leverage infrastructure to keep expense growth below revenue growth ▪ Optimize branch network to improve efficiencies	▪ Adjusted efficiency ratio[1] improved to 50.41% in 1Q21 vs. 56.68% in FY 2020 ▪ 20% of branch network consolidated as of December 31, 2020
Strengthen Franchise through Acquisitions	▪ Expand market share in key areas (current and adjacent) ▪ Focus on targets with strong deposit base and significant market growth opportunities	▪ Acquisition of First Evanston closed at end of May 2018 ▪ Acquisition of Oak Park River Forest Bankshares closed at end of April 2019
Returning Capital to Shareholders	▪ Increasing profitability resulting in strong internal capital generation ▪ Balanced approach to capital allocation helps to effectively manage capital position	▪ New two-year 1.25 million share repurchase program announced on December 10, 2020; ~330,000 shares repurchased through 1Q21 ▪ Doubled quarterly cash dividend to $0.06/share in January 2021

Source: Company Management.
(1) Considered a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the Appendix.

7

Adjusted Pre-Tax Pre-Provision Net Income and ROAA(1) ($ in millions) 8 Adjusted PTPP Net Income and ROAA(1) returning to pre-COVID performance Improved performance driven by successful execution of our stated strategy Improving loan production Improving noninterest income Strong expense management Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix.

Consistent Progress in Strategic Branch Consolidation ($ in millions) 9 11 branches consolidated at the end of 2020; approximately 20% of branch network Third significant branch consolidation since recap in 2013 Annualized estimated cost savings of $4.3 million ~25% of cost savings to be redeployed into further investment in digital banking platform and renovation/upgrading of other retail branches Consolidations have contributed to significant improvement in branch productivity as measured by deposits per branch Retail Branch Count Deposits per Branch

10 2021 Outlook and Strategic Priorities Maintain Strong Capital, Liquidity and Reserves To Support Organic Growth Accelerate Loan Production as Economic Growth Continues Continue Investing in Technology to Improve Efficiencies and Enhance Revenue Generation M&A Opportunities with Attractive Metrics and Return Profile Increase Return of Capital to Stockholders Realize Improved Operating Leverage Following Recent Branch Consolidations

Positioned to Manage Through the COVID-19 Environment

COVID-19 Response and PPP Update 12 A slow and balanced phased-in return to the workplace 70- 80% WFH through June 2021 All locations are now open with access to drive-up or lobby service 2nd round of PPP in process; primarily second draw PPP requests; average loan size of ~$137,000 and over $330 million approved by SBA(1) Continued assistance to our clients by processing payment deferrals; active deferrals decreased to 1.3% of total loans and leases as of March 31; reflecting improving environment Actively supporting community organizations and participating in local programs and initiatives PPP Loan Forgiveness ($ in millions) Total PPP Loan Production Details(1) Over 6,600 Applications Processed $965 million PPP Loans Funded PPP data as of April 26, 2021.

Loan and Lease Deferral Update – As of March 31, 2021 Conventional Deferral Trend ($ in millions) Note: Data as of March 31, 2021. Due to rounding, amounts may not calculate precisely. Represents sectors with less than 5% of the total portfolio. Excludes PPP loans. Balance less than $50,000. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments. 13 (1) Overview of Deferrals Government Guaranteed Lending deferrals decreased by $40.8 million from Q420 As of March 31, 2021, of the $19.3 million of conventional loans currently on deferral: 3 loans for $6.3 million remain on the first deferral 10 loans for $13.0 million were granted an additional deferral All deferrals granted based on need and risk ratings confirmed Active Deferrals Government Guaranteed Deferrals by Industry (1)

First Quarter 2021 Financial Review

First Quarter 2021 Highlights Balance Sheet Growth Financial Performance Improving Credit Trends Strong Capital Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Record net income of $21.8 million driven by balance sheet growth and improved operating leverage Pre-Tax Pre-Provision ROAA(1) of 2.06%, up 40 bps from 4Q20 ROAA of 1.34% and ROTCE(1) of 14.86% Total assets increased 5.6% from 4Q20 to $6.8 billion Total loans and leases increased $13.1 million (ex. PPP loans), or 1.39% annualized, from 4Q20 Attractive deposit mix driven by strong inflows of non-interest bearing commercial deposits 15 Stable NIM $21.8 million Net Income $0.56 Earnings per Diluted Share 1.34% Return on Average Assets 10.96% Return on Average Equity $6.8 billion Total Assets 40.12% Noninterest Bearing Deposits 3.77% Net Interest Margin 12.09% CET1 Capital Ratio Net interest margin of 3.77% remains stable from 4Q20 NIM ex. accretion increased 3 bps to 3.64% Average cost of deposits decreased 3 bps to 0.12% from 0.15% in 4Q20 NPLs declined from 0.95% to 0.83% in 1Q21 NPAs (ex. government guarantee) declined from 0.69% to 0.59% in 1Q21 ALLL remains strong at 1.47% of total loans; 1.71% ex. PPP Allowance coverage increased to 176.87% CET1 and total capital ratios remained strong at 12.09 % and 15.96% Returning capital to stockholders through: $0.06 per share common stock dividend 332,744 shares of common stock repurchased

Loan and Lease Trends ($ in millions) Originations and Payoffs(1) Portfolio by Segment Total Loans & Leases and Average Yield Total loans and leases were $4.5 billion at 1Q21, an increase of $114.1 million, primarily due to new PPP loan fundings Originated portfolio increased $181.0 million, or $81.8 million ex-PPP from prior quarter Growth in commercial and commercial real estate loans and equipment leasing offset by runoff in residential real estate portfolio Acquired portfolio decreased by $66.9 million Payoff activity decreased by $52.7 million versus 4Q20 $123.3 million in 1Q21 compared to $176.1 million in 4Q20 Rate Type⁽¹⁾ 16 Year-over-Year Change $609.6MM or 16% Excludes PPP Loans.

Byline Bancorp, Inc.

Government-Guaranteed Lending *($ in millions)*

- Top 5 SBA 7(a) lender in the United States - #1 in Illinois & Wisconsin
- Servicing $1.6 billion in government guaranteed loans for investors
- ALLL/Unguaranteed loan balance ~ 8.9 %
- SBA program enhancements:
  - Subsidy Payments apply to 7(a) loans[3]
  - SBA 7(a) program – 75% guarantee increased to 90%
  - 7(a) and 504 fees waived
  - Restaurant Revitalization Fund (RRF) - funding to help restaurants and other eligible businesses through grants

On Balance Sheet SBA 7(a) & USDA Loans

March 31, 2021	$ Balance	% of Portfolio[2]
Unguaranteed	$391.9	10.2%
Guaranteed	49.9	1.3%
Total SBA 7(a) Loans	**$441.7**	**11.5%**
Unguaranteed	$36.7	1.0%
Guaranteed	50.7	1.3%
Total USDA Loans	**$87.5**	**2.3%**

Total SBC Closed Loan Commitments



$ 79.9
$ 80.3
$ 176.4
$ 117.0
$ 111.6
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

Serviced Loan Sector Concentration



Construction 5%
Wholesale Trade 5%
Health Care 6%
Other Services 6%
Finance and Insurance 7%
All Other Industries(1) 26%
Food Services 16%
Retail Trade 15%
Manufacturing 14%

(1) Represents sectors with less than 5% of the total portfolio.
(2) Excludes PPP Loans.
(3) Under the Economic Aid Act enacted on December 27, 2020, the SBA began making payments on covered loans for two months on or after February 1, 2021. (Impacted industries, including accommodation and food service, may receive an additional three months of principal and interest payments). Second round of payments are capped at $9,000 per month. All SBA program subject to adjustment by the SBA based on availability of funds.

17

Total deposits increased $272.5 million to $5.03 billion Strong inflow of commercial non-interest bearing deposits Continued improvement in deposit mix with non-interest bearing deposits increasing to 40.1% of total deposits from 37.1% in 4Q20 Loans to deposits remains stable at 89.23% Commercial deposits accounted for 49.5% of total deposits and represents 76.4% of all non-interest bearing deposits Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits 18 Year-over-Year Change $724.7MM or 56%

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest income was $56.6 million, up 1.1% from 4Q20 Net interest margin unchanged from 4Q20 at 3.77% Excluding accretion income, net interest margin increased 3 basis points from 4Q20 Average cost of deposits for month of March down to 11 bps compared to 12 bps for 1Q21 $308.7 million of CDs maturing in 2Q21 with an average rate of 0.41 % Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs 19

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income decreased $2.0 million from 4Q20 Lower volume of loan and securities sales $1.5 million loan servicing asset revaluation charge Added $50.0 million of BOLI in March – 2.48% nominal yield Volume Sold and Average Net Premiums Net Gains on Sales of Loans Government Guaranteed Loan Sales $73.9 million of loan sales in 1Q21, compared to $108.1 million in 4Q20 The secondary market for government guaranteed loans remain strong, with premiums well above historical levels 20

Non-Interest Expense Trends ($ in millions) Non-interest expense declined to $38.8 million from $47.0 million in 4Q20 Branch consolidation charges of $4.2 million in prior quarter Assets held for sale impairment charge of $604,000 compared to $4.0 million in prior quarter $2.8 million in deferred loan origination costs for second round of PPP Efficiency ratio of 51.25%; Adjusted efficiency ratio(1) of 50.41% improved from 55.77% in 4Q20 Non-interest expense / average assets was 2.39%; Adjusted non-interest expense / average assets(1) to 2.35% in 1Q21 from 2.67% in 4Q20 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. 21

Asset Quality Trends ($ in millions) Non-performing assets to total assets declined to 0.64% in 1Q21 from 0.74% in 4Q20 NPLs/ Total Loans & Leases decreased 12 bps to 0.83% in 1Q21 from 0.95% in 4Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) decreased 10 bps to 0.76% in 1Q21 from 0.86% in 4Q20 NCOs/ average loans and leases were 47 bps in 1Q21, unchanged from 4Q20 ALLL/Loans and Leases was 1.47% in 1Q21 compared to 1.53% in 4Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.71% compared to 1.74% in 4Q20 ALLL / NPL coverage increased to 176.87% from 161.42% in 4Q20 Acquisition accounting adjustments (AAA) on acquired loans decreased to $10.4 million versus $13.4 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 22

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base 23 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. CET1 of 12.09% and Total Capital Ratio of 15.96% Excess CET1 capital above conservation buffer of $252.7 million Accelerating capital returns to stockholders through: Declared common dividend of $0.06 per share for the quarter 332,744 shares of common stock repurchased with approximately 917,000 shares remaining in the share repurchase program Capital Ratios Access to $2.5 billion of liquidity available Loan / Deposit ratio of 89.23% $75.9 million of cash at the holding company at 1Q21

Appendix

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of March 31, 2021; Aggregate exposure to select COVID-19 industries ~ 8.7% of portfolio Restaurants represent the largest exposures at $124.2 million or 3.2% of total loans and leases, down from $128.3 million or 3.4% of total loans and leases at December 31, 2020 Hotel exposure at $42.0 million, down $4.0 million compared to December 31, 2020 25 Note: Excludes PPP loans. Remaining Loan and Lease Portfolio $3,722.9 90.2% Select COVID-19 Industries $334.5 8.7

Hotels Portfolio Characteristics Balance: $42.0 million Conventional: $23.7 million Leasing: $647,000 SBA: $17.6 million Guaranteed: None Average loan: $538,000 Largest loan: $10.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $4.5 million / 11% Active SBA subsidy: $7.8 million / 19% Restaurants Portfolio Characteristics Balance: $124.2 million Conventional: $61.0 million Leasing: $2.5 million SBA: $60.7 million Guaranteed: $6.4 million Average loan: $195,000 Largest loan: $3.5 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $14.0 million / 11% Active SBA subsidy: $40.2 million / 32% Amusement Portfolio Characteristics Balance: $43.9 million Conventional: $20.0 million Leasing: $2.1 million SBA: $21.8 million Guaranteed: $1.7 million Average loan: $252,000 Largest loan: $5.3 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $3.3 million / 8% Active SBA subsidy: $16.1 million / 37% 26 Select COVID-19 Industries Detail ($ in millions) Note: Data as of March 31, 2021. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments.

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $34.5 million Conventional: $23.3 million Leasing: $1.4 million SBA: $9.8 million Guaranteed: None Average loan: $208,000 Largest loan: $4.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $329,000 / 1% Nursing Homes Portfolio Characteristics Balance: $43.5 million Conventional: $35.9 million Leasing: $764,000 SBA: $6.8 million Guaranteed: None Average loan: $945,000 Largest loan: $15.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $35,000 / < 1% Trucking/Transportation Portfolio Characteristics Balance: $34.8 million Conventional: $22.4 million Leasing: $3.7 million SBA: $8.6 million Guaranteed: $1.9 million Average loan: $173,000 Largest loan: $3.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $263,000 / 1% Active SBA subsidy: $78,000 / < 1% 27 Select COVID-19 Industries Detail (Continued) ($ in millions) Note: Data as of March 31, 2021. Excludes SBA 7(a) loans that are currently receiving CARES Act subsidy payments.

PPP Impact on 1Q21 Financials 28

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Accretion as a Percentage of Total Revenue 29 Projections are updated quarterly, assumes no prepayments and are subject to change.

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. 30

Non-GAAP Reconciliation 31

Non-GAAP Reconciliation (continued) 32

Non-GAAP Reconciliation (continued) 33

Non-GAAP Reconciliation (continued) 34

Non-GAAP Reconciliation (continued) 35